                                                                EXHIBIT 10.25(b)

                                                        CONTRACT NO.____________
                                                         ACCOUNT NO.____________


                       AGREEMENT FOR CONSULTING SERVICES
                                   (LUMP SUM)


     THIS AGREEMENT FOR CONSULTING SERVICES (LUMP SUM) ("Agreement") is effective as of the date set forth in Section 1.1 by and between the entity
                                      ------------
identified in Section 1.5 ("AMCC") and the consultant identified in Section 1.2
              -----------                                           -----------
("Consultant") with reference to the following facts and objectives:

     A. Description of the Project. AMCC is ground leasing from Kilroy Realty,
        --------------------------
L.P. ("Kilroy") Lots 20 and 21 of the Lusk Mira Mesa Business Park East II, Unit No. 2, located in the City and County of San Diego, California ("Lots 20 and 21"). Kilroy and AMCC have agreed to process a lot line adjustment ("Lot Line Adjustment") so as to create a separate legal parcel comprising a portion of Lots 20 and 21 consisting of approximately 205,000 gross square feet as more particularly depicted on Exhibit A attached hereto ("Site"). AMCC desires to develop on the Site one three-story building for use by AMCC as an office, research and development and manufacturing facility (the "Project"). Unless otherwise defined herein, capitalized terms shall have the meanings set forth in the Ground Lease made effective January 1, 1998 by and between AMCC and Kilroy (the "Ground Lease").

     B. Consulting Services. Subject to the terms and conditions of this
        -------------------
Agreement, AMCC desires to retain Consultant to perform certain consulting services ("Services") with respect to the Lot Line Adjustment and design, budgeting, development and construction of the Project. The exact nature and scope of the Services is described in the Description of Services attached hereto as Exhibit "B".
          -----------

1.   Fundamental Provisions.
     ----------------------

     1.1  Effective Date of Agreement:      April 1, 1998

     1.2  Consultant:                       Kilroy Realty Corporation, a
                                            Maryland Corporation
          Consultant's Designated
          Representative:                   Mr. Steven L. Black
                                            Executive Vice President
          Consultant's address:             4365 Executive Drive, Suite 850
                                            San Diego, CA 92121-2130
                 Attention:                 Mr. Steven L. Black
                 Telephone Number:          (619) 550-1930
                 Telecopier Number:         (619) 550-1935
                 Electronic Mail Address:   _________________________

     1.3  Other Key Personnel [if any]:______________________________________

     1.4  Project Name:                     Applied Micro Circuits
                                            Manufacturing Facility

     1.5 AMCC:                                Applied Micro Circuits Corporation
         AMCC's Designated Representative:    Mr. Joel Holliday, Chief Financial
                                              Officer
         AMCC's Address:                      6290 Sequence Drive
                                              San Diego, California 92121
                       Attention:             Mr. Joel Holliday
                                              Chief Financial Officer
                       Telephone Number:      (619) 535-6535
                       Telecopier Number:     (619) 535-6800
                       Electronic Mail Address: ________________________________

     1.6 Exhibits. The following documents, drawings, and special provisions are
         --------
attached hereto as Exhibits and made a part of this Agreement:

         Exhibit "A" - Description of the Site
         Exhibit "B" - Description of Services.
         Exhibit "C" - Insurance Requirements.

2.  Scope of Services.
    -----------------

     2.1 Services. AMCC hereby retains Consultant and Consultant hereby accepts
         --------
its retention on all of the terms and conditions set forth herein. Consultant shall perform all of the Services set forth in Exhibit "B" and such other
                                               -----------
services as are customarily furnished in connection therewith. Consultant shall perform the Services in a first-class manner and in accordance with AMCC's guidelines and standards for the Project. In entering into this Agreement, AMCC is relying upon Consultant's superior knowledge, experience and expertise with respect to rendering the Services which Consultant has affirmatively represented to AMCC. Consultant shall at all times faithfully, industriously and to the best of the ability, experience and talents of Consultant and its employees and representatives, consistent with industry standards for work of the type and complexity of the Services, perform the Services required of and from it pursuant to the express and implied terms hereof to the reasonable satisfaction of AMCC.

     2.2 Reports. Consultant shall prepare and send to AMCC at such times as
         -------
AMCC may request, reports setting forth what has been done including results achieved. Any sketches, drawings, specifications, studies, or documents resulting from the Services shall be included as part of the reports.

     2.3 Other Consultants. If Consultant intends to hire or retain any other
         -----------------
person, firm or corporation to perform Services under this Agreement, the selection of such other person, firm or corporation shall be subject to AMCC's prior written approval, provided that nothing herein contained shall be deemed to create any contractual relationship between AMCC and any consultant, subcontractor or other professional so employed by Consultant. Any' such other person, firm or corporation shall be employed at Consultant's own cost and expense (except as otherwise expressly agreed by AMCC and Consultant), shall be duly licensed in its respective field of specialization by the appropriate governmental authorities. Consultant shall be fully responsible to AMCC for the Services rendered by such other parties. Consultant shall secure the written agreement of any such party that such party shall not be or act as an agent or employee of AMCC or assume or create any commitment or obligation on behalf of AMCC or bind AMCC in any respect whatsoever. Consultant shall provide AMCC with a copy of each such written agreement.

     2.4 Coordination. Consultant shall provide progress copies of drawings,
         ------------
reports, specifications and other necessary information, as required hereunder or as requested by AMCC, to AMCC and AMCC's contractors and other consultants. Consultant shall ascertain the requirements for the Services, shall confirm such requirements to AMCC and inform AMCC of any additional information Consultant needs from AMCC or AMCC's contractors or other consultants sufficiently ahead of time to allow AMCC to obtain such additional information and shall promptly notify AMCC of any deficiencies in the information provided to Consultant by AMCC or AMCC's contractors or other consultants. AMCC will employ other contractors, engineers and consultants in connection with the Project, and Consultant shall cooperate and coordinate its Services with that of such other contractors, engineers and consultants as required to facilitate reasonable, orderly, and timely completion of the Project; provided that Consultant shall not be required to perform any Services other than as set forth herein and those customarily furnished in connection therewith.

     2.5 Additional Services. When directed in writing by AMCC or AMCC's
         -------------------
authorized representative, and subject to Section 5.3, Consultant shall provide
                                          -----------
additional services not otherwise described herein or included as Services under this Agreement ("Additional Services"). The nature of such Additional Services shall be set forth in a writing specifically referring to this Agreement in a form substantially similar to the Description of Services attached hereto as Exhibit "B", and all terms of this Agreement shall apply to such Additional
-----------
Services except as expressly provided otherwise in said writing.

3.   Term.
     -----

     3.1 Commencement; Term. The term of this Agreement shall commence upon the
         ------------------
Date of Agreement set forth in Section 1.1 and shall continue through June 30,
                               -----------
1998.

4.   Scheduling.
     ----------

     4.1 Schedule of Services. Consultant at all times shall proceed diligently
         --------------------
to complete the Services as expeditiously as is consistent with the generally recognized standards of professional skill and care for Consultant's profession on a project of similar size, scope, and complexity, and the orderly progress of the Services. Consultant shall at all times provide sufficient personnel to perform its Services.

     4.2 Force Majeure. Consultant shall be excused only from such delay in
         -------------
timely and satisfactory completion of its Services as is caused by acts of God, or by strikes, lockouts, acts of public utilities or public bodies beyond the reasonable control of Consultant, its consultants and subcontractors, or by any default by AMCC hereunder; provided, however, that Consultant shall notify AMCC in writing of the occurrence of any such excusable delay within five (5) days after the occurrence thereof, and failing such notice Consultant shall be deemed to have waived any right to an extension of time to complete its Services on account of such occurrence. No act or default by Consultant, nor any controversy or dispute of any kind between the parties hereto or between Consultant and any other consultants, shall constitute a valid or compensable cause for delay or stoppage of Consultant's Services or for an extension of time to complete such Services, provided that (a) Consultant is given the necessary information to continue its performance, and b) in case of any such controversy or dispute, all payments not in dispute are made to Consultant when due.

5.   Basis for Compensation.
     ----------------------

     5.1 Consultant's Compensation. AMCC shall pay Consultant the amount set
         -------------------------
forth in Exhibit "B" (the "Compensation") as total compensation for the
         -----------
Services. The Compensation shall be paid to Consultant in accordance with Exhibit "B".

     5.2 Corrections. No compensation shall be paid to or claimed by Consultant
         -----------
for Services required to correct deficiencies in any documents, reports, or studies prepared by Consultant and attributable to errors or omissions of Consultant.

     5.3 Compensation for Additional Services. AMCC shall pay Consultant for all
         ------------------------------------
Additional Services authorized in advance and in writing by AMCC such amount as shall be mutually agreed by AMCC and Consultant before AMCC directs Consultant to perform such Additional Services, and such amount shall be paid in accordance with Section 2.5.
     -----------

6.   Reimbursable Costs.
     ------------------

     Consultant shall not be entitled to any reimbursement from AMCC for any costs or expenses incurred by Consultant in connection with the performance of Consultant's obligations under this Agreement. Consultant's Compensation shall be limited to the amount set forth in Exhibit "B" (Description of Services).
                                      -----------

7.   Consultant's Insurance.
     -----------------------

     7.1 Consultant's Insurance. Consultant, at Consultant's sole cost and
         ----------------------
expense, shall procure and maintain the policies of insurance set forth in Exhibit "C".
-----------

8.   AMCC's and Consultant's Representatives.
     ---------------------------------------

     AMCC has designated AMCC's Designated Representative set forth in Section
                                                                       -------
1.5 to act as AMCC's agent and authorized representative in connection with this
---
Agreement. Consultant has authorized the person identified as Consultant's Designated Representative in Section 1.2 to act on Consultant's behalf in
                             -----------
connection with the performance of Consultant's Services under this Agreement. Such representatives shall render decisions pertaining thereto promptly in order to avoid unreasonable delay in the progress of Consultant's Services. Consultant shall not change Consultant's Designated Representative for the Project without AMCC's prior written consent. Anything herein to the contrary notwithstanding, no instruction given by AMCC's Designated Representative, whether oral or written, shall add to (except as expressly provided herein) or modify the terms and conditions of this Agreement unless the same shall be reduced to writing and executed in accordance with Section 16.2. All invoices, statements and reports
                            ------------
to be delivered by Consultant under this Agreement shall be sent directly to AMCC.

9.   Independent Contractor.
     ----------------------

     Consultant is and shall perform its Services under this Agreement as an independent contractor, and shall not act as nor be deemed an agent, employee, partner, joint venturer or legal representative of AMCC. Consultant has no authority to assume or create any commitment or obligation on behalf of AMCC or bind AMCC in any respect whatsoever. Consultant shall not be entitled to any of the benefits to which employees of AMCC may be entitled, such as group life, health and similar medical plans, savings plans, incentive compensation plans, vacations, sick pay or similar benefits. Consultant assumes all risks, hazards and liability encountered in the performance of this Agreement and shall obtain such liability or other forms of insurance as are required hereunder and such additional insurance as Consultant deems appropriate in connection with its furnishing of consulting Services.

10.  Social Security and Taxes.
     -------------------------

     Consultant shall pay all withholding and other taxes required by any local, state or federal law with respect to Consultant's employees and shall accept the exclusive liability for such taxes. Consultant shall indemnify, defend, protect and hold AMCC harmless against any such tax which may be assessed against either AMCC with respect to Consultant's employees.

11.  Unemployment Insurance.
     ----------------------

     Consultant shall pay any required contribution under federal and state unemployment insurance laws with respect to Consultant's employees, and shall accept the exclusive liability for said contributions. Consultant shall indemnify, defend, protect and hold AMCC harmless against any such contribution which may be assessed against either of them.

12.  Rights in Results of Services.
     -----------------------------

     All documents and materials prepared by Consultant, and its consultants or subcontractors, in connection with the performance of the Services under this Agreement or which describe or relate to the Services performed or to be performed hereunder or the results thereof, including, without limitation, all writings, drawings, specifications, blueprints, pictures, recordings, computer or machine readable data and all copies or reproductions thereof (collectively, the "Documents"), and, to the extent assignable or transferable, all copyrights, rights of reproduction and other interests relating thereto, are and shall remain the property of AMCC and shall be delivered to AMCC, without charge, on request. Submission or distribution of all or any portion of the Documents to meet official regulatory requirements in connection with obtaining approvals and/or permits for the Project or for other purposes in connection with the development of the Project is not to be construed as publication in derogation of the Consultant's and AMCC's rights.

13.  Mechanics' Lien.
     ---------------

     Consultant agrees that if any mechanic's lien is filed against the Project for work done or Services claimed to have been rendered in connection with or pursuant to this Agreement, provided Consultant has been paid for such work or Services, Consultant shall cause such mechanic's lien to be discharged within ten (10) days after filing, at Consultant's expense, by: (a) filing the applicable bond required by the laws of the state where the Project is located; or Co) providing AMCC with a court order discharging the lien; or (c) providing AMCC with another form of protection against such lien which is acceptable to AMCC, in its sole discretion. Upon Consultant's failure to discharge any such lien, AMCC may, but shall not be required to, discharge such lien and the cost thereof shall become a debt due to AMCC from Consultant and shall bear interest of the lesser of (a) the Bank of America N.T. & S.A. Reference Rate plus two percent (2%) per annum, or (b) the maximum interest rate that may be charged by AMCC on such amounts under the applicable usury law (if any).

14.  Non-Discrimination.
     ------------------

     Consultant shall comply with all applicable laws, ordinances, rules, regulations, writs and orders of public and governmental authorities relating to the terms and conditions of employment of any person employed in connection with the Services to be performed under this Agreement. Consultant hereby covenants by and for itself, its heirs, executors, administrators, assigns, and all persons claiming under or through Consultant, and this Agreement is made and accepted upon and subject to the condition that, with respect to the terms and conditions of employment of any person, firm, or corporation that is employed in connection with the Services to be performed under this Agreement, there shall be no discrimination against or segregation of any person or group of persons on account of age, sex, sexual orientation, marital status, race, color, religion, creed, national origin or ancestry.

15.  Confidential Information.
     ------------------------

     Consultant shall maintain confidential and secret and shall not divulge, disclose or use, except in performance of this Agreement, any information obtained or created by Consultant relating to AMCC's businesses or investigations, which (a) is information not generally known to the public; or
(b) is proprietary information of AMCC or any of their customers, suppliers or affiliated entities; or (c) represents the "know how" and the present and future plans of AMCC relating to the fields of endeavor in which Consultant performs Services for AMCC, as well as the nature of certain completed, existing or proposed projects to which Consultant is or may be exposed and the identity of persons working on such projects (collectively, "Confidential Information"). Upon AMCC's request, Consultant shall execute and shall cause each of Consultant's employees to execute an agreement, in such form as AMCC may require, to keep in confidence all Confidential Information. Consultant shall return or deliver to AMCC prior to termination of this Agreement, all tangible forms of Confidential Information in Consultant's possession or control, including all copies and reproductions thereof. The obligations of this Article shall survive the termination of this Agreement.

16.  General Provisions.
     ------------------

     16.1 Waiver. The waiver by AMCC or Consultant of any breach of any term,
          ------
provision or condition contained in this Agreement, or the failure to insist upon strict performance thereof shall be deemed to be a waiver of such term, provision or condition as to any subsequent breach thereof or a waiver of any other term, provision or condition contained in this Agreement. The acceptance of performance by either party shall not be deemed to be a waiver of any breach by the other party. The exercise of any right or remedy hereunder shall not be deemed to preclude or affect the exercise of any other right or remedy provided herein.

     16.2 Entire Agreement. This Agreement (including Exhibits) constitutes the
          ----------------
entire agreement between AMCC and Consultant with respect to the Services described in this Agreement and supersedes any and all prior and contemporaneous oral or written understandings. This Agreement may not be altered, amended or modified except by a written document executed by both AMCC and Consultant.

     16.3 Assignment; Successors. Consultant shall not assign or delegate any
          ----------------------
rights or obligations under this Agreement, or permit any change in the persons in effective control of Consultant's business, or subcontract the performance of any portion of the Services required hereunder except as otherwise may be agreed in writing by AMCC in its sole discretion. Any attempt to so assign or transfer this Agreement or any rights or obligations hereunder without such consent shall be null and void and of no force and effect. A change in Consultant's membership of one or more partners, members or shareholders shall not constitute an assignment for purposes of this provision provided that said change does not constitute a substantial change in the membership or ownership of Consultant. AMCC may assign its rights and obligations under this Agreement to any person or entity which has an interest in the Project, to any lender for the Project or to any successor to AMCC's interest in the Project, without releasing AMCC from liability hereunder. This Agreement shall not inure to the benefit of any trustee in bankruptcy, receiver or creditor of Consultant, whether by operation of law or otherwise, without the prior written consent of AMCC. Subject to the foregoing limitations on assignment, this Agreement shall bind and inure to the benefit of the successors and assigns of the parties hereto.

     16.4 Notices. All notices, consents, approvals, requests, demands and other
          -------
communications (collectively "Notice") which AMCC, or Consultant are required or desire to serve upon or deliver to any other party shall be in writing (including telex, telecopy, telegram or other similar writing) and shall be given to such party at its address or such electronic communication number as is set forth in Article 1 or such address or electronic communication number as
             ---------
such party may hereafter specify for the purpose by Notice to the others. Each Notice shall be deemed delivered to the party to whom it is addressed(a) if personally served or delivered, upon delivery, (b) if given by electronic communication, whether by telex, telegram or telecopier, upon the sender's receipt of an appropriate answer-back, telephonic, or written confirmation of receipt of the entire Notice, (c) if given by certified or registered mail, return receipt requested, deposited with the United States Mail with first-class postage prepaid, seventy-two (72) hours after such Notice is deposited with the United States Mail, (d) if given by overnight courier, with courier charges prepaid, one (1) business day after delivery to said overnight courier, or (e) if given by any other means, upon delivery at the addresses specified in Article
                                                                         -------
1. Rejection or other refusal to accept a Notice or the inability to deliver the
-
same because of a changed address of which no Notice was given shall be deemed to be receipt of the Notice sent.

     16.5 Severability. If any term or provision of this Agreement, the deletion
          ------------
of which would not adversely affect the receipt of any material benefit by either party hereto, shall be held invalid or unenforceable, the remaining terms, conditions and provisions of this Agreement shall not be affected thereby and each of said terms, conditions and provisions shall be valid and enforceable to the fullest extent permitted by law.

     16.6 Governing Law. This Agreement shall be interpreted and construed in
          -------------
accordance with the laws of the State of California without regard to principles of conflicts of laws.

     16.7 Headings. The headings of the Articles and Sections of this Agreement
          --------
are for convenience only and are not to be considered in construing said Articles and Sections.

     16.8 Costs and Attorneys' Fees. If any action, arbitration or other
          -------------------------
proceeding be commenced (including an appeal thereof) to enforce any of the provisions of this Agreement or to enforce a judgment, whether or not such action is prosecuted to judgment ("Action"), (a) the unsuccessful party therein shall pay all costs incurred by the prevailing party therein, including reasonable attorneys' fees and costs, court costs and reimbursements for any other expenses incurred in connection therewith, and (b) as a separate right, severable from any other rights set forth in this Agreement, the prevailing party therein shall be entitled to recover its reasonable attorneys' fees and costs incurred in enforcing any judgment against the unsuccessful party therein, which right to recover post-judgment attorneys' fees and costs shall be included in any such judgment. The right to recover post-judgment attorneys' fees and costs shall (1) not be deemed waived if not included in any judgment, (2) survive the final judgment in any Action, and (3) not be deemed merged into such judgment. The rights and obligations of the parties under this Section 16.8
                                                               ------------
shall survive the termination of this Agreement.

     16.9 Mortgages. This Agreement shall be and remain absolutely and
          ---------
unconditionally subordinate to any valid recorded mortgage on the Project whether already or hereafter recorded. The subordination of this Agreement shall require the execution of no further documentation, but Consultant agrees to execute any reasonable subordination agreement requested by AMCC.

     16.10 Counterparts. This Agreement may be executed in counterparts, each of
           ------------
which shall be deemed an original, and all of which, together, shall constitute one and the same instrument.

     16.11 Time is of the Essence. Time is of the essence of this Agreement.
           ----------------------

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Date of Agreement set forth in Section 1.1.
                                   -----------

                                  "AMCC"

                                  APPLIED MICRO CIRCUITS CORPORATION,
                                  a Delaware corporation

                                  By:
                                      -----------------------------------------
                                      Name:
                                            -----------------------------------
                                      Title:
                                            -----------------------------------


                                  "CONSULTANT"

                                  KILROY REALTY CORPORATION,
                                  a Maryland corporation

                                  By:     /s/ STEVEN L. BLACK
                                      -----------------------------------------
                                       Name:  Steven L. Black
                                       Title: Executive Vice President

     16.10 Counterparts. This Agreement may be executed in counterparts, each of
           --------------
which shall be deemed an original, and all of which, together, shall constitute one and the same instrument.

     16.11 Time is of the Essence. Time is of the essence of this Agreement.
           ------------------------

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Date of Agreement set forth in Section 1.1.
                                   -----------

                                  "AMCC"

                                  APPLIED MICRO CIRCUITS CORPORATION,
                                  a Delaware corporation


                                  By:    /s/ JOEL O. HOLIDAY
                                      ---------------------------------------
                                      Name:  Joel O. Holiday
                                             --------------------------------
                                      Title: Vice President
                                             --------------------------------

                                  "CONSULTANT"

                                  KILROY REALTY CORPORATION,
                                  a Maryland corporation

                                  By:
                                      ---------------------------------------
                                      Name:  Steven L. Black
                                      Title: Executive Vice President

                                  EXHIBIT "A"
                                  -----------

                              DESCRIPTION OF SITE

Parcel 1 of attached draft Parcel Map comprising 4.718 acres.



                              EXHIBIT "A" - Page 1

                           [PARCEL MAP APPEARS HERE]

                                  EXHIBIT "B"
                                  -----------

                            DESCRIPTION OF SERVICES
                            -----------------------

     Consultant shall provide the following services to AMCC during the term of the Agreement (April 1, 1998 through June 30, 1998):

     1. Supervise and coordinate on behalf of AMCC the preparation, application and processing with the City of San Diego of the Lot Line Adjustment. These services will include working and coordinating with engineers and other professionals engaged to prepare and process the Lot Line Adjustment; meeting with City Planning Department representatives and other City agencies involved in the application and review process for the Lot Line Adjustment; attending meetings with City representatives and officials and hearings relative to the Lot Line Adjustment; assisting AMCC with negotiations of any conditions, reservations or stipulations to approval of the Lot Line Adjustment.

     2. Consult and advise AMCC with respect to siting, design, development and construction of the Project. These services will include but are not necessarily limited to: working with architect and design professionals and contractors to be engaged by AMCC with respect to the Project relative to the design, layout, and specific AMCC requirements for the Project; assist AMCC and work with the design and construction professionals in developing preliminary cost estimates for design alternatives for the Project; assist AMCC with preparing project development schedules; consult with AMCC regarding the necessary permits and entitlements for the Project and develop a critical path schedule with AMCC for obtaining such entitlements and permits; and consult with AMCC regarding facilities benefit assessments and other fees and exactions payable with respect to the development of the Project.

     Compensation. In consideration of the Services rendered by Consultant
     ------------
during the term of this Agreement, AMCC shall pay Consultant a lump sum payment of $480,000.00 ("Compensation") payable upon signing this Agreement.

     Rescission Option. AMCC and Consultant agree that if (a) AMCC has elected
     -----------------
to terminate the Ground Lease, pursuant to Sections 9 or 14 thereof, or (b) except as provided below, AMCC has not completed a purchase of the Site on or before December 30, 1998 or by the Closing Date if AMCC exercises the Extension Option, AMCC may elect to rescind this Agreement upon delivery of written notice to Consultant ("Rescission Notice"). If the Approved Lot Line Adjustment has been recorded by December 30, 1998, and AMCC has exercised the Extension Option, AMCC may not elect to rescind this Agreement or deliver a Rescission Notice. Upon receipt of a Rescission Notice, Consultant shall refund the Compensation to AMCC plus an mount equivalent to interest accrued thereon at the rate of eight percent (8%) per annum from and after the date of Consultant's receipt of such Compensation.

                              EXHIBIT "B" - Page 1

                                  EXHIBIT "C"
                                  -----------

                             INSURANCE REQUIREMENTS

     Consultant, at its sole cost and expense, shall maintain the following policies of insurance:

     1. Worker's Compensation Insurance with statutory limits, as required under California laws and Employers' Liability Insurance on an "occurrence" basis with a limit of not less than $1,000,000.

     2. Commercial General Liability Insurance on an "occurrence" basis, covering all operations of Consultant as named insured, including (a) owner's and consultant's protective liability, (b) products/completed operations liability, (c) broad form property damage liability, and (d) broad form contractual liability against claims for bodily injury, personal injury (with employee and contractual exclusions deleted), property damage and death, with a limit of not less than $2,000,000 per occurrence, and in the aggregate, with aggregates applying separately to products/completed operations and all other general liability coverages combined.

     3. Commercial Automobile Liability Insurance on an "occurrence" basis, with a limit of not less than $1,000,000 of the Agreement per occurrence against bodily injury and property damage liability arising out of the use by or on behalf of Consultant, its agents and employees, in pursuit of the Services provided for in the Agreement, of any owned, non-owned or hired motor vehicle or automotive equipment.

     Consultant shall provide AMCC with originals of the endorsements to each of the policies required by this Exhibit "C" (with the exception of the workers'
                              -----------
compensation insurance) which include the following wording:

            It is agreed that Applied Micro Circuits Corporation, and its members, managers, partners, officers, affiliates, agents and employees, are additional insureds. The coverage under this policy is primary insurance with regard to services performed by or at the direction of Kilroy Realty Corporation, a Maryland corporation.

                              EXHIBIT "C" - Page 1